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                                                                   Exhibit 10.59
[LOGO]

                            MASTER SECURITY AGREEMENT


SECURED
PARTY:  Citizens Leasing Corporation      DEBTOR:    DM Management Company
        One Citizens Plaza                           a Delaware corporation
        Providence, Rhode Island  02903               ("Debtor")
        Telephone (401) 456-7000          Address:   25 Recreation Park Drive
                                                     Hingham, MA 02043
                                          Telephone: (781) 740-2718


         1.  GRANT OF SECURITY INTEREST

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Debtor, Debtor hereby grants to Secured Party a continuing general lien and security interest in the items of equipment set forth from time to time in each Secured Promissory Note issued pursuant to this Master Security Agreement (individually a "Note" and collectively the "Notes") including, without limitation, all accessories, additions, accessions, alterations, attachments, parts, and repairs now or hereafter affixed thereto or used in connection herewith and substitutions and replacements thereof or of any part thereof (collectively, the "Equipment") and all proceeds of the foregoing including, without limitation, and insurance proceeds with respect to the foregoing; and any cash or cash equivalent deposits made by Debtor to Secured Party from time to time to secure Debtor's obligations under any Note or other agreement with Secured Party (a "Security Deposit"). The security interest granted hereby shall secure Debtor's obligations to the Secured Party set forth in the Notes and shall also secure the obligations set forth in the last sentence of this paragraph. The terms and conditions of this Agreement shall be construed and interpreted as to each Note hereunder as if a separate, but identical, security agreement had been executed with regard to the Equipment set forth in such Note, and, except as provided in the following sentence, the Equipment set forth in such Note shall serve as collateral security for Debtor's obligations under that Note only. Notwithstanding the foregoing, the Debtor agrees that until the Note is paid in full, the Equipment relating to the Note shall serve as collateral for any and all obligations of the Debtor to the Secured Party or any parent, subsidiary or affiliated company of the Secured Party.

         The security interest granted herein shall attach to each item of Equipment at the earlier of (i) Debtor's execution and delivery of the Note and Acceptance Certificate with respect to such item which shall occur upon Debtor's acceptance of such item pursuant to the terms of any purchase order or agreement with the vendor of such item; or (ii) the time that Secured Party advances any funds to or on behalf of Debtor in complete or partial payment for such Equipment.

         2.  TERM AND PAYMENTS

         The term of each Note with respect to each item of Equipment shall commence on the date of the Note Acceptance Certificate with respect to such item and shall continue for the number of months, and proration thereof, specified in the applicable Note. Installment payments shall be in the amounts and shall be due and payable as set forth in the applicable Note. If any amount payable hereunder shall not be paid within 10 days of the due date, Debtor shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, if any payment shall not be made within 10 days of the due date, Secured Party shall have the option to require Debtor to pay interest on such delinquent payment from the due date until paid at the rate of 1-1/2% per month or the maximum amount permitted by law whichever is lower. All payments to be made to Secured Party shall be made to Secured Party at the address shown above, or at such other place as Secured Party shall specify in writing.

         3.  INSPECTION; PERSONAL PROPERTY

         Secured Party may enter the premises where the Equipment is located during business hours for the purpose of inspecting the Equipment. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Debtor agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Secured Party) from acquiring or having the right under any circumstances to acquire any interest in the Equipment. In the event such third party does acquire or have the right to acquire any interest in the Equipment, Debtor shall remove such third party's interest within 30 days of its being asserted.

         4.  DISCLAIMER OF WARRANTIES

         DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT FINANCED HEREUNDER WILL BE OF A TYPE, DESIGN, SIZE, CAPACITY AND MANUFACTURE SELECTED BY DEBTOR; THAT SECURED PARTY IS NOT A MANUFACTURER OF, OR DEALER IN, THE EQUIPMENT; THAT NEITHER THE VENDOR, THE MANUFACTURER NOR ANY AGENT THEREOF IS AN AGENT OF SECURED PARTY;
THAT SECURED PARTY HAS NOT, WILL NOT, AND HAS NO OBLIGATION TO, INSPECT THE EQUIPMENT PRIOR TO DELIVERY TO DEBTOR; THAT SECURED PARTY IS NOT RESPONSIBLE FOR REPAIRS, SERVICE OR DEFECTS IN EQUIPMENT OR OPERATION THEREOF; AND THAT SECURED
                                                               ----------------
PARTY HAS NOT MADE AND WILL NOT MAKE
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ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, OF ANY KIND OR AS
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TO ANY MATTER WHATSOEVER ON WHICH DEBTOR MAY RELY, INCLUDING WITHOUT LIMITATION
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THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COMPLIANCE WITH LAWS,
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GOVERNMENTAL REGULATIONS OR RULES, ORDERS, SPECIFICATIONS OR CONTRACT,
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CONDITION, TITLE, QUALITY OF THE MATERIALS OR WORKMANSHIP, DESIGN, DURABILITY OR
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SUITABILITY FOR DEBTOR'S PURPOSES OF THE EQUIPMENT IN ANY RESPECT, OR ANY PATENT
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INFRINGEMENT, OR LATENT OR PATENT DEFECTS. SECURED PARTY SHALL NOT BE LIABLE TO
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DEBTOR FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY
OR INDIRECTLY BY THE EQUIPMENT OR ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH, AND DEBTOR HEREBY ACKNOWLEDGES THE FOREGOING DISCLAIMER BY SECURED PARTY.

         5.  REPRESENTATIONS AND WARRANTIES

         Debtor represents and warrants to Secured Party as of the date hereof and as of the date of each Note hereunder that:

         (a) Debtor is business organization as set forth in the first paragraph hereof duly organized and in good standing under the laws of its state of organization, is duly qualified and in good standing wherever necessary to carry on its business as now being conducted and to own its properties including the Equipment, and has full power to carry on its business as now being conducted; (b) Debtor has full power and authority to execute, deliver and perform this Agreement and each Note, and this Agreement has been and each Note will be duly authorized by all necessary and proper action on the part of the Debtor. No consent or approval of stockholders or of any public authority is required in connection with the execution, delivery or performance by Debtor of this Agreement or any Note. The execution, delivery or performance by Debtor of this Agreement and each Note will not violate any provision of law, or any judgment or decree applicable to Debtor and will not conflict with or result in a breach of or create a default under any corporate charter or by-laws or partnership agreement or certificate or any agreement, bond, note or indenture to which it is a party or by which it is bound; (c) This Agreement has been and each Note will be duly executed and delivered, and constitute the valid and legally binding obligations of Debtor, enforceable in accordance with their respective terms;
(d) Debtor has good title to, and is the lawful owner of the Equipment, and the Equipment is and shall continue to be free from all adverse claims, liens, encumbrances, charges or security interests whatsoever, except for the lien and security interest granted by this Agreement, and Permitted Encumbrances; (e) The provisions of this Agreement will create a valid and perfected security interest in the Equipment as set forth in each Note, enforceable in accordance with the terms hereof, subject to no prior or equal lien, charge, encumbrance or security interest, upon the filing of appropriate Uniform Commercial Code financing statements or equivalent security or lien instruments with respect to the Equipment which shall be timely delivered to Secured Party for filing at the appropriate offices, except Permitted Encumbrances; (f) The Equipment will be used solely in the conduct of Debtor's business and will remain in the location shown on the applicable Note unless Secured Party and Debtor otherwise agree in writing and Debtor has completed all notifications, filings, recordings, and other actions in such new location as Secured Party may reasonably request to protect Secured Party's interest in the Equipment. For purposes of this Agreement, "Permitted Encumbrances" mean the items set forth on Schedule 1 hereto.

         Debtor represents and warrants to and covenants with Secured Party that
(i) Debtor has not and is not now engaged in, and shall not, during any time that any of Debtor's obligations hereunder are outstanding, engage in any conduct or activity, including but not necessarily limited to, a pattern of racketeering activity, that would subject any of Debtor's assets to forfeiture or seizure and (ii) Debtor will give prompt written notice to the Secured Party of any proceedings instituted against the Debtor by or in any federal or state court or before any commission or other regulatory body, whether federal, state or local, which if adversely determined, would have an adverse effect upon the Debtor's business, operations, properties, assets or condition, financial or otherwise.

         6.  INDEMNITY

         Debtor assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and covenants to defend, Secured Party, its employees, servants and agents from and against: (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacturing, purchase, shipment and delivery to Debtor, acceptance or rejection, ownership, titling, registration, leasing, possession, operations, use, return or other disposition of the Equipment, including, without limitation, any of such as may arise from patent or latent defects in the Equipment (whether or not discoverable by Debtor), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage to the Equipment, normal wear and tear excepted; and (c) any obligation or liability to the manufacturer and any supplier of the Equipment arising under the purchase orders of Debtor.

         The covenants and indemnities contained in this Section and Section 7 shall survive the termination of this Agreement or any Note hereunder.

         7.  TAXES AND OTHER CHARGES

         Debtor agrees to comply with all laws, regulations and governmental orders related to this Agreement and to the Equipment and its use or possession and to pay when due, and to defend and indemnify Secured Party against liability for all license fees, assessments and sales, use, property, excise, privilege and other taxes (including any related or interest or penalties) or other charges


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or fees now or hereafter imposed by any governmental body or agency upon any
Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the installment payments hereunder. Any fees, taxes or other lawful charges paid by Secured Party upon failure of Debtor to make such payments shall at Secured Party's option become immediately due from Debtor to Secured Party.

         8.  EVENTS OF DEFAULT

         The occurrence of any of the following events (each an "Event of Default") shall constitute a default hereunder and under each Note (a) nonpayment of any principal of or interest on any Note or other amount provided for hereunder, including any late charges pursuant to Section 2 hereof, promptly when due, whether by acceleration or otherwise; (b) default by Debtor in the performance of any other obligation, term or condition of this Agreement and the continuance of such default for ten (10) days after written notice thereof shall have been given by Secured Party to Debtor; (c) default by Debtor in the payment or performance of any other indebtedness or obligation now or hereafter owed by which default has not been waived; (d) the issuance of any writ or order of attachment or execution or other legal process against any Equipment which is not discharged or satisfied within ten
(10) days; (e) death or judicial declaration of incompetency of Debtor, if an individual; (f) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceedings by or against Debtor or the appointment of a trustee, receiver, liquidator or custodian for Debtor or any of its properties of business, which if commenced against Debtor is not stayed or dismissed with 60 days; (g) the Debtor shall terminate its existence by merger, consolidation, sale of substantially all of its assets, dissolution or otherwise, (h) the making by Debtor of a general assignment or deed of trust for the benefit of creditors; (i) the occurrence of any event or condition described in clause (e), (f), (g) or (h) of this paragraph 8 with respect to any guarantor or any other party liable for payment or performance of this Agreement; (j) if any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement, pursuant to or in connection with this Agreement, proves to have been false in any material respect at the time as of which the facts therein set forth were stated of certified, or to have omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party,; (k) Secured Party shall determine, in its sole discretion and in good faith, that Debtor's ability to make any payment hereunder promptly when due or otherwise comply with the terms of this Agreement is impaired; (l) the Equipment shall be substantially damaged or destroyed, or not properly maintained by Debtor or Secured Party shall reasonably deem the Equipment to be unsafe or at risk; (m) Debtor shall default in meeting any of its trade, tax, borrowing or other obligations as they mature, except to the extent Debtor is contesting any such obligations in good faith and has established adequate reserves therefor; (n) if an Event of Default occurs under the terms and conditions of the Second Amended and Restated Loan Agreement dated March 5, 1998 between Debtor and Citizens Bank of Massachusetts and all additions, modifications, and amendments thereto or
(o) there shall be a change in the ownership of Debtor's stock such that Debtor is no longer subject to the reporting requirements of the Securities Exchange Act of 1934, or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933.

         Debtor shall promptly notify Secured Party or any holder(s) or assignee(s) of all Notes of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice lapse of time, or both may become an Event of Default.

         9.  REMEDIES

         Upon the occurrence of any Event of Default, Secured Party may, at its sole option and discretion, to the extent permitted by applicable law, exercise one or more of the following remedies with respect to any or all of the Equipment subject to any Note in default; (a) cause Debtor to, upon written demand of Secured Party and at Debtor's expense, promptly return such Equipment to such location as Secured Party may designate in accordance with the terms of
Section 18, or Secured Party, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise all without liability to Secured Party for or by reason of damage to property or such entry or taking possession; (b) sell any or all the Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Secured Party in its sole discretion may determine and all free and clear of any rights of Debtor; (c) remedy such default, including making repairs or modifications to the Equipment, for the account of and the expense of Debtor and Debtor agrees to reimburse Secured Party for all of Secured Party's costs and expenses; (d) declare by written notice any or all Notes and other obligations of Debtor immediately due and payable and recover from Debtor the outstanding principal balance of such Note or Notes, plus any accrued interest and late charges, and the applicable prepayment premium calculated as of the date of default as set forth in Section 12 hereof; (e) apply any Security Deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time as it sees fit to reduce any amounts due to Secured Party and; (f) exercise any other right or remedy which may be available to it under applicable law and the Uniform Commercial Code or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. In addition to the foregoing, Debtor shall continue to be liable for all indemnities under this Agreement and each Note and for all legal fees and other costs and expenses resulting from any Event of Default or the exercise of Secured Party's remedies.

         No remedy referred to in this Section 9 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Secured Party at law or in equity. The exercise or beginning of exercise by

Secured Party of any one or more of such remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other remedies and all remedies hereunder shall survive termination of this Agreement and any Note. The Secured Party may apply the proceeds of any sale of the Equipment to any obligations of the Debtor to the Secured Party or any parent, subsidiary or affiliated entity of the Secured Party in such order as it shall determine in its sole and absolute discretion.

         At the sale of the Equipment pursuant to this Section 9, Secured Party may bid for and purchase the Equipment. All required notices, if any, of any sale or other disposition hereunder by Secured Party shall be satisfied by the mailing of such notice to Debtor at least ten (10) days prior to the sale or other disposition. In the event Secured Party takes possession of the Equipment, Secured Party shall give Debtor credit for any sums actually received by Secured Party from the disposition of the Equipment after deductions of expenses of disposition. A termination shall occur only upon written notice by Secured Party and only with respect to such Equipment as Secured Party shall specify in such notice. Termination under this Section 9 shall not affect Debtor's duty to perform Debtor's obligations hereunder to Secured Party on demand for any and all costs and expenses incurred by Secured Party in enforcing its rights hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorneys' fees, and the costs of foreclosing, repossession, storage, insuring, leasing, selling and disposing of any and all Equipment.

         10.  ADDITIONAL SECURITY

         In order more fully to secure its payments and all other obligations to Secured Party hereunder with respect to each Note, Debtor hereby grants to Secured Party a security interest in any Security Deposit of Debtor to Secured Party under Section 3(d) of any Note hereto. Such Security Deposit shall not bear interest, may be commingled with other funds of Secured Party and shall be immediately restored by Debtor if applied under Section 9(e) above. Upon expiration of the term of the Note to which any Security Deposit relates and satisfaction of all of Debtor's obligations under such Note, the Security Deposit shall be returned to Debtor.

         11.  NOTICES

         Any notices and demands required or permitted to be given under this Agreement shall be given in writing and by regular mail and shall become effective when deposited in the United States mail with postage prepaid to Secured Party, and to Debtor at the addresses herein above set forth, or to such other address as the party to receive notice hereafter designates by such written notice.

         12.  TERMINATION AND PREPAYMENT

         No Note may be prepaid, except in its entirety and all voluntary prepayments shall include all late charges and accrued interest and will be subject to a prepayment penalty calculated as of the date of voluntary prepayment and expressed as a percentage of the outstanding principal on the date of such prepayment equal to five percent (5%) during the first year of the term of the Note, four percent (4%) during the second year, three percent (3%) during the third year, two percent (2%) during the fourth year, one percent (1%) during the fifth year and zero percent (0%) thereafter.

         Involuntary prepayment and termination with respect to any item of Equipment shall occur if any item of Equipment shall become lost, stolen or destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title or use of such item, in which event Debtor will promptly pay to Secured Party an amount equal to the outstanding principal balance of the Note with respect to such Equipment plus any accrued interest and late charges. The principal balance at any time outstanding on the Note shall be calculated based on a normal amortization calculation.

         13.  INSURANCE

                  Debtor shall obtain and maintain at its own expense for the entire term of this Agreement Comprehensive General Liability and Property Damage Insurance including products, completed operations and contractual liability and All Risk Physical Damage Insurance including earthquake and flood, in such amounts and form and with such insurers as shall be satisfactory to Secured Party, provided, however, that the amount of insurance on any item of Equipment shall not be less than the greater of (i) the full replacement value of such item of Equipment or (ii) the aggregate unpaid principal amount of the Note with respect to such item of Equipment.

         Each insurance policy or certificate shall name Debtor as the insured and Secured Party as loss payee and as an additional named insured as its interest may appear, and shall provide that Secured Party shall receive 30 days prior written notice of any termination, cancellation, or material change of the terms of such insurance and shall provide that the coverage afforded to Secured Party shall not be rescinded, impaired or invalidated by any act or neglect of Debtor, Debtor shall furnish to Secured Party a certificate of insurance or other evidence that such insurance coverage is in effect, provided however that Secured Party shall be under no duty either to ascertain the existence of or to examine such insurance policy or certificate or to advise Debtor in the event such insurance coverage shall not comply with the requirements hereof. Secured Party may, at its option, apply any insurance monies received under such policies to the cost of repairs to the Equipment and/or payment of any of the indebtedness of Debtor secured hereby, in any order Secured Party may determine whether or not due, and shall remit any surplus to Debtor.

         In addition to the foregoing minimum insurance coverage, Debtor shall procure and maintain such other insurance coverages as Secured Party may require from time to time during the term of this Agreement. In case of failure of Debtor to procure or maintain insurance, Secured Party may at its option obtain such insurance, the cost of which will be paid by the Debtor as additional indebtedness. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Debtor's name on any checks, drafts or other instruments in payment of such claim.

         14.  LIMITATION OF LIABILITY

         Secured Party shall have no liability in connection with or arising out of the possession, furnishing, performance, ownership or use of the Equipment or any special, indirect, incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Debtor or any third party.

         15.  FINANCIAL STATEMENTS AND FURTHER ASSURANCES

         Debtor shall promptly execute and deliver to Secured Party such further documents and take such further action as Secured Party may reasonably require in order to more effectively carry out the intent and purpose of this Agreement and each Note. Debtor shall annually, within one hundred twenty (120) days after the close of Debtor's fiscal year, furnish to Secured Party financial statement of Debtor (including a balance sheet as of the close of such year and income and surplus statements for such year) prepared in accordance with generally accepted accounting principles consistently applied and certified by Debtor's independent certified public accountants. If requested by Secured Party, Debtor shall also provide quarterly financial statements of Debtor similarly prepared for each of the first three quarters of each fiscal year, which shall be certified (subject to normal year-end audit adjustment(s)) by Debtor's chief financial officer and furnished to Secured Party within sixty (60) days following the end of the quarter. Notwithstanding the foregoing, as long as Debtor provides such quarterly and annual financial statements to Citizens Bank of Massachusetts, it shall not be required to forward them to Secured Party. Debtor shall execute and deliver to Secured Party upon Secured Party's request such instruments and assurances as Secured Party reasonably deems necessary for the confirmation, preservation or perfection of this Agreement and each Note and Secured Party's security interest and rights thereunder, including, without limitation, such corporate resolutions and opinions of counsel as Secured Party may request from time to time, and all schedules, forms and other reports as may be required to satisfy obligations imposed by taxing authorities. In furtherance thereof, Secured Party may file or record this Agreement or a memorandum or a photocopy hereof or of a Note (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Debtor hereby appoints Secured Party as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Debtor fails or refuses to do so after Secured Party's written request, and Debtor agrees to pay all stamp fees or taxes arising from any such filings.

         16.  ASSIGNMENT

         This Agreement and any Note and all rights of Secured Party hereunder shall be assignable by Secured Party absolutely or as security, without notice to Debtor, subject to the rights of Debtor hereunder. Any such assignment shall not relieve Secured Party of its obligations hereunder unless specifically assumed by the assignee, and Debtor agrees it shall not assert any defense, rights of set-off or counterclaim against any assignee to which Secured Party shall have assigned its rights and interests hereunder, and not to hold or attempt to hold such assignee liable for any of Secured Party's obligations hereunder.

         DEBTOR SHALL NOT LIEN, ENCUMBER, ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR INTEREST IN THE EQUIPMENT OR ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ANY NOTE OR ENTER INTO ANY LEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF SECURED PARTY.

         17.  DEBTOR'S OBLIGATIONS UNCONDITIONAL

         Debtor hereby agrees that it shall not be entitled to any abatement of installment payments or of any other amounts payable hereunder or under any Note by Debtor and that its obligation to pay all amounts owing hereunder or under any Note shall be absolute and unconditional under all circumstances, including, without limitation, the following circumstances; (i) set-off, counterclaim, recoupment, defense or other right which Debtor may have against Secured Party, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment; or (iii) any other event or circumstance whatsoever. Each payment made by Debtor hereunder and under each Note shall be final and Debtor will not seek to recover all or any part of such payment from Secured Party for any reason whatsoever.

         18.  DELIVERY OF EQUIPMENT

         Upon demand of Secured Party as provided in Section 9, Debtor, at its own expense, shall immediately deliver the Equipment described in any Note in the same condition as when delivered to Debtor, ordinary wear and tear excepted, to such location as

Secured Party shall designate. The Equipment shall be delivered to Secured Party free and clear of all liens, encumbrances and rights of others. The risk of loss of the Equipment shall remain with Debtor until the Equipment is accepted by Secured Party or such other entity to whom the Equipment is delivered, and Debtor shall maintain insurance on the Equipment in accordance with Section 13 until such acceptance occurs.

         19.  ENFORCEABILITY AND GOVERNING LAW

         Any provision of this Agreement or any Note which is unenforceable in any jurisdiction, shall be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Debtor hereby waives any provisions of law which render any provision hereof unenforceable in any respect. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence. The captions in this Agreement are for convenience only and shall not define or limit any of the terms hereof.

         THIS AGREEMENT AND EACH NOTE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER OR UNDER THE NOTES, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. DEBTOR HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY NOTE. Any action by Debtor against Secured Party for any cause of action under this Agreement or any Note shall be brought within one year after any such cause of action first occurs.

         This Agreement consists of nineteen sections, and the terms and provisions of any Note, Note Acceptance Certificate, rider, exhibit, amendment or other document now or hereafter attached hereto and made a part hereof. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. DEBTOR ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. This Agreement may not be amended, nor may any rights hereunder be waived, except by an instrument in writing signed by the party charged with such amendment or waiver. The term "Debtor" as used herein shall mean and include any and all Debtors who sign hereunder, each of whom shall be jointly and severally bound hereby. This Agreement will not be binding on Secured Party until executed by Secured Party.



Dated:      December 23, 1998



SECURED PARTY:                                DEBTOR:

CITIZENS LEASING CORPORATION                  DM Management Company

By: /s/ John Young                            By: /s/ Peter J. Tulp
   --------------------------------              -------------------------------

Title:            VICE PRESIDENT              Title:  VP FINANCE
       ----------------------------                  ---------------------------



CLC-020